EXHIBIT 32.2
Certification by the Principal Financial Officer Pursuant to 18 U. S. C. Section 1350, as
Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Pursuant to 18 U. S. C. Section 1350, I, Daphne Quimi, hereby certify that, to the best of my knowledge, the Amicus Therapeutics Inc. (the "Company") Annual Report on Form 10-K for the year ended December 31, 2020 (the "Report"), as filed with the Securities and Exchange Commission on March 1, 2021, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Daphne Quimi
Daphne Quimi Chief Financial Officer
March 1, 2021